                                                                EXHIBIT 10.02
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

                                                        A.E.P. TECHNOLOGIES
Date: 11/03/98  8:06 AM                              DOCUMENT PROCESSING - DETAIL                                        Page:     2
                                                     ----------------------------
SET: 860 PO Change Request    PRTNR: CHRY2 CHRYSLER CORP         STD-VER: 002003       IC-CTL-NO:        112   FG-CTL-NO:         62

Transaction Set Purp: Change Purchase Order Type: New Order Purchase Order Numbe: 08599054 Change Order Sequence: H (changed 11-3-98
                                                                                                                     D.P.)

Purchase Order Date: 11/02/98 THIS ORDER INCORPORATES THE TERMS AND CONDITIONS CONTAINED

IN CHRYSLER'S PRODUCTION PURCHASING GENERAL TERMS AND CONDITIONS, FORM NUMBER 84-806-1875 (2/94) REASON FOR AMENDMENT

CN PRC UPDT Entity Identifier Co: Buying Party Currency Code: US Dollar Shipment Method of P: Collect

Origin (Shipping Point): 51825 ROCHESTER HILLS MI Allowance or Charge: Charge special Services Cod: Non-returnable Containers

Allowance or Charge: Charge to be Paid by Customer Allowance or Charge: 092 Allowance or Charge: .0

Description: CLAUSE REFER TO TEXT - CONTAINERS Special Charge Code: Container Service Charge USA/C Terms Type Code: Proximo

Terms Basis Date Cod: Invoice Date Day of Month: 30  Scheduling/Shipping: Ship per Schedule Description: PER WRITTEN RELEASE
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Clause Number 0056

Clause Number 022A

Clause Number 057

Clause Number 078

Clause Number 190

Clause Number 190A

Clause Number 193

Clause Number 211

Clause Number 229

Clause Number 281

Clause Number 2880

Clause Number 291

Clause Number 082X

BLANKET ORDER FOR APPROXIMATELY 65-100% OF OUR FOLLOWING PLANT REQUIREMENTS

BEGINNING 1998 MODEL YEAR AND CONTINUING ON A YEAR TO YEAR BASIS THEREAFTER,

THIS PURCHASE ORDER IS AUTOMATICALLY CANCELLED AT NO COST TO CHRYSLER IF NO

RELEASES ARE ISSUED UNDER THIS ORDER DURING ANY TWELVE-MONTH PERIOD.

                              A.E.P. TECHNOLOGIES
Date: 11/03/98             DOCUMENT PROCESSING - DETAIL              Page: 3
                           ----------------------------

SET:  860 PO Change Request PRTNR: CHRY2 CHRYSLER CORP STD-VER:  002003
 IC-CTL-NO:  112
 FG-CTL-NO:  62

Clause Number 005F

TEXT ON PRIOR AMENDMENT

Clause Number 090

TEXT ON PRIOR AMENDMENT

Clause Number 096M

TEXT ON PRIOR AMENDMENT

Clause Number 098A

TEXT ON PRIOR AMENDMENT

Clause Number 409

TEXT ON PRIOR AMENDMENT

Clause Number 680

TEXT ON PRIOR AMENDMENT

Clause Number 699

TEXT ON PRIOR AMENDMENT

Clause Number 720

TEXT ON PRIOR AMENDMENT

Clause Number 005D

(CHRYSLER)(IS NOT)

Clause Number 092


04860376AA / 0.2800/FOR U.S. ONLY EXPENDABLE)

04860376AA / 0.8500/FOR GRAZ ONLY EXPENDABLE)

Clause Number 198

(NONE)

CLAUSE ON FORM NO: 84-806-1824 10-94 OR ON A PRIOR AMENDMENT

Buying Party CHRYSLER CORPORATION Buyer Name or Department: 136505T.M. GEISTER:
2485763655

Selling Party A E P TECHNOLOGIES INC Assigned by Buyer: 51825 3910 INDUSTRIAL DRIVE ROCHESTER HILLS Michigan 0116-48309












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
                                                        A.E.P. TECHNOLOGIES
 Date: 11/03/98      8:06 AM                       DOCUMENT PROCESSING - DETAIL                                           Page:    4
                                                   ----------------------------
 SET: 860 PO Change Request     PRTNR: CHRY2 CHRYSLER CORP     STD-VER: 002003      IC-CTL-NO:               112   FG-CTL-NO:     62

United States

Ship To PER WRITTEN RELEASE

Party to be billed (AAR Account PER WRITTEN RELEASE

Receiving Location ALL VEHICLE ASSEMBLY PLANTS

Receiving Location ST. LOUIS ASSEMBLY PLANT II - SOUTH

Receiving Location SERVICE PARTS DIVISION

Receiving Location CANADA SERVICE PARTS DIVISION

Party to Recieve Ship Notice A E P TECHNOLOGIES INC Assigned by Buyer: 51825 3910 INDUSTRIAL DRIVE ROCHESTER HILLS Michigan

0116-48309 United States

Manufacturing Plant A E P TECHNOLOGIES INC Assigned by Buyer: 51825 ROCHESTER HILLS Michigan 0116-48309 United States

====================================================================================================================================
Assigned Identificat: 000001 Line Item Change or: Concurrent Item (No Change) Each Unit Price: 6.9656

Buyer's Part Number: 04860376AA Print or Drawing: K Free-form Prod Charstic Cd: General Product Form Desc: BRACKET ASSY

Model year number: 00                             : 70709-M00-AG  FINISH PER MATERIAL STANDARDS AND B/P CHANGE K 04860376AA

PRCE CHG-A1       PLUS     0             T/C-  3840    /2    Effective: 08/01/99

====================================================================================================================================
Assigned Identificat: 000002 Line Item Change or: Concurrent Item (No Change) Each Unit Price: 6.9656

Buyer's Part Number: 04860376AA Print or Drawing: K Free-form Prod Charstic Cd: Gernal Product Form Desc: BRACKET ASSY

Model year number: 99                             : 70709-M00-AG FINISH PER MATERIAL STANDARDS AND B/P CHANGE K 04860376AA

PRCE CHG-A1       PLUS     0             T/C-  3840    /2    Effective: 11/23/98

====================================================================================================================================
Assigned Identificat: 000003 Line Item Change or: Concurrent Item (No Change) Each Unit Price: 6.9656

Buyer's Part Number: 04860376AA Print or Drawing: K Free-form Prod Charstic Cd: Gernal Product Form Desc: BRACKET ASSY

Model year number: M                             : 70709-M00-AG ABOVE ITEM REFLECTS SERVICE PARTS DIVISION REGMT FINISHED

PER LATEST MATERIAL STANDARDS AND BLUEPRINT CHANGE. 04860376AA   PRCE CHG-A1    PLUS   0  Effective 11/23/98

Number of Line Items: 3

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